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                       SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                ______________

                                  FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)          March 24, 1999
                                                 -----------------------------


                              Elgar Holdings, Inc.
                --------------------------------------------------
                (Exact name of registrant as specified in charter)


         Delaware                    333-55797                  51-0373329
----------------------------  ------------------------     --------------------
(State or other jurisdiction  (Commission file number)     (IRS employer
 of incorporation)                                          identification no.)


9250 Brown Deer Road, San Diego, California                       92121
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(Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code         (619) 450-0085
                                                   ----------------------------
                                  Not applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 8.  CHANGE IN FISCAL YEAR.

     On March 24, 1999, the Board of Directors of Elgar Holdings, Inc. (the "Company") approved a change in the Company's fiscal year end from the Saturday closest to March 31st to the Saturday closest to December 31st. The fiscal year end of the Company's wholly owned subsidiary, Elgar Electronics Corporation ("Elgar"), and Elgar's wholly owned subsidiary, Power Ten, has been changed to coincide with the Company's new fiscal year end. Pursuant to Rule 13a-10 of the Securities Exchange Act of 1934, the Company will file with the Commission a transition report on Form 10-K covering the period from March 29, 1998 through January 2, 1999. The transition report will be filed with the Commission no later than June 22, 1999.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 26, 1999

                                 ELGAR HOLDINGS, INC.

                                 By: /s/ Christopher W. Kelford
                                     -------------------------------------
                                     Christopher W. Kelford
                                     Vice President-Finance, Chief Financial
                                      Officer, Treasurer and Assistant Secretary




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